4015 MEDINA ROAD

P.O. BOX 585

MEDINA, OHIO 44258-0585

PHONE: (330) 764-3131

OR: (866) 633-4622

www.westernreservebank.com

To Our Shareholders:

We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held on Thursday, May 17, 2012 at The Blue Heron Banquet and Conference Center, 3227 Blue Heron Trace, Medina, Ohio. Refreshments will be available at 8:30 a.m., and the meeting will begin promptly at 9:00 a.m. A map to The Blue Heron Banquet and Conference Center is included at the end of this document.

The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. We have also enclosed the Company’s 2011 Annual Report to Shareholders.

In addition to the election of directors, shareholders are being asked consider and approve advisory proposals on our executive compensation and the appointment of our independent auditor for the 2012 fiscal year. The Board of Directors recommends that you vote “FOR” each of the director nominees and “FOR” the advisory proposals on executive compensation and the independent auditor.

In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank. Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

Your vote is important. Whether or not you plan to attend the meeting in person, please vote as soon as possible by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided.

Thank you for your continued support of Western Reserve Bancorp, Inc. and Western Reserve Bank.

Sincerely,

/s/ P.M. Jones	/s/ Edward J. McKeon

P.M. Jones	Edward J. McKeon
Chairman of the Board	President and
Chief Executive Officer

Medina, Ohio
March 30, 2012

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4015 MEDINA ROAD

P.O. BOX 585

MEDINA, OHIO 44256

(330) 764-3131

(866) 633-4622

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 17, 2012

Time and Date	9:00 a.m. on Thursday, May 17, 2012
(Refreshments will be served at 8:30 a.m.)

Place	The Blue Heron Banquet and Conference Center 3227 Blue Heron Trace Medina, OH 44256

Items of Business	(1) To elect three Class III directors.
(2) To act on an advisory proposal on executive compensation.
(3) To act on an advisory proposal regarding the appointment of the Company’s independent registered public accounting firm for the 2012 fiscal year.
(4) To consider any other business that properly comes before the meeting.

Record Date	You are entitled to vote at the meeting if you were a shareholder of Western Reserve Bancorp, Inc. as of the close of business on March 29, 2012.

Voting	Your vote is very important. Whether or not you plan to attend the meeting, you should read the attached proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy card for the annual meeting by marking, signing, dating and returning your proxy card in the enclosed pre-addressed, postage-paid envelope.

By Order of the Board of Directors

/s/ Cynthia A. Mahl

Cynthia A. Mahl
Secretary

This notice of annual meeting and proxy statement are first being distributed on or about April 13, 2012.

WESTERN RESERVE BANCORP, INC.

4015 MEDINA ROAD

MEDINA, OHIO 44256

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on Thursday, May 17, 2012

The attached proxy statement and the annual report to security holders are also available at

www.westernreservebank.com/Proxy_Materials_2012.htm. The following items are available at the specified web site:

•	The proxy statement being issued in connection with the 2012 Annual Meeting of Shareholders;

•	The Company’s 2011 Annual Report to Shareholders; and

•	The form of proxy for use in connection with the 2012 Annual Meeting of Shareholders.

Your vote is important. Even if you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope or follow the voting instructions for internet or telephone voting enclosed if you are a shareholder of record.

New York Stock Exchange and SEC rules govern how shares held in brokerage accounts may be discretionarily voted by brokers in director elections and other matters. If you do not direct your broker on how to vote your shares on proposals one through four, your brokerage firm may not vote them for you, and your shares will remain unvoted.

Therefore, if you hold shares in one or more brokerage accounts, it is very important that you direct your broker on how to vote your shares for all proposals including the election of directors.

A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders the opportunity to vote via the internet or by telephone. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in ADP's program.

You have the right to revoke your proxy and vote in person at the meeting if you so choose. Please contact Mrs. Cynthia A. Mahl, Secretary of the Company, at (330) 764-3131, if you would like information on how to obtain directions to be able to attend the meeting and vote in person or if you have any additional questions.

2012 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
Proxy Materials	2
Voting Information	2
CORPORATE GOVERNANCE AND BOARD MATTERS	6
Corporate Governance	6
Board Structure and Committees	7
Risk Oversight	9
Executive Sessions	10
Nominations for Members of the Board of Directors	10
Communications with the Board	10
Annual Meeting Attendance	11
DIRECTOR COMPENSATION	11
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING	12
Proposal 1: Election of Directors	12
Proposal 2: Advisory Vote on Executive Compensation	15
Proposal 3: Advisory Vote on Independent Registered Public Accounting Firm	16
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	17
Beneficial Ownership	17
Directors and Executive Officers	17
Section 16(a) Beneficial Ownership Reporting Compliance	18
EXECUTIVE COMPENSATION	19
Summary Compensation Table	19
Outstanding Equity Awards at Fiscal Year-End Table	20
Employment Agreements/Change in Control Agreements/Supplemental Executive Retirement Agreements	21
Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA	22
Supplemental Executive Retirement Agreements	23
AUDIT COMMITTEE INFORMATION	23
Audit Committee Report	23
Information Concerning Independent Accountants	24
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS	24
DOCUMENTS INCORPORATED BY REFERENCE	25
MAP AND DIRECTIONS TO BLUE HERON CONFERENCE CENTER	26

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WESTERN RESERVE BANCORP, INC.

4015 MEDINA ROAD

MEDINA, OHIO 44256

PROXY STATEMENT

QUESTIONS AND ANSWERS

Proxy Materials

1.   Why am I receiving these materials?

Because you are a shareholder of Western Reserve Bancorp, Inc. (“the Company” or “WRB”), the Board of Directors (the “Board”) is providing you with these materials in connection with the solicitation of proxies to be used at WRB’s Annual Shareholders' Meeting (the “Annual Meeting”) to be held on May 17, 2012 and any adjournments of the meeting. The proxy materials are first being mailed to shareholders on or about April 13, 2012.

2.   Who is paying for the cost of preparing these materials and soliciting proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

The cost of preparing, assembling and mailing the proxy materials will be paid by the Company. WRB does not intend to solicit proxies by any means other than the mail, but certain officers and regular employees of the Company (or its subsidiary, Western Reserve Bank), may use their personal efforts, without additional compensation, to obtain proxies by telephone or otherwise.

3.   How can I get a copy of WRB’s Form 10-K and other financial information?

A copy of our 2011 Annual Report is enclosed. Shareholders can obtain a free copy of our 2011 Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) from our website at:

www.westernreservebank.com/a_shareholder_info.htm

or from the SEC’s website at www.sec.gov

or by requesting a copy by writing to:

Mrs. Cynthia A. Mahl

Executive Vice President and Chief Financial Officer

Western Reserve Bancorp, Inc.

4015 Medina Road

P.O. Box 585

Medina, Ohio 44258-0585

or by calling Cynthia Mahl or Janice Zartman at (330) 764-3131 or (866) 633-4622.

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4.   How can I request a single set of proxy materials to be mailed to my household?

Any shareholders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of these materials may do so by submitting a request to the Company at the address or phone number or e-mail shown above.

5.   How can I request an additional set of proxy materials?

If you share an address with another shareholder, you may receive just one set of proxy materials and the Annual Report. If you wish to receive an additional set of proxy materials now, please request the additional copies by contacting us at the address or phone number shown above. We will promptly deliver a separate copy of the Proxy Statement and/or Annual Report. To request separate delivery of these materials in the future, a shareholder should submit either a written or oral request to the Company at the address or phone number shown above.

Voting Information

6.   What items of business will be voted on at the annual meeting?

The items of business that are scheduled to be voted on at the annual meeting are:

•	To elect three directors as Class III directors, whose terms will end in 2015;
•	To consider an advisory vote on executive compensation;
•	To consider an advisory vote on the appointment of the Company’s independent auditor for the 2012 fiscal year; and
•	To consider any other business that properly comes before the meeting. (See question 16 for more information.)

7.   How many votes are required to approve each proposal?

To approve the three specific proposals, the following proportion of votes is required:

Item	Vote Required
Election of Directors	Approval by a plurality of the votes cast at the Annual Meeting

Advisory Vote on Executive Compensation	Approval by a majority of the votes cast at the Annual Meeting

Advisory Vote on Appointment of Independent Auditor	Approval by a majority of the votes cast at the Annual Meeting

8.   How does the Board recommend I vote?

The Company’s Board recommends that you vote “FOR” each of the nominees to the Board, “FOR” the advisory vote on executive compensation and “FOR” the appointment of the independent auditor for the 2012 fiscal year.

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9.   What shares can I vote?

You may vote all shares that you owned as of the close of business on March 29, 2012, which is the Record Date for the annual meeting. This includes shares held directly in your name as the shareholder of record, shares held beneficially through the Western Reserve Bancorp, Inc. Employee Stock Purchase Plan, and shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. As of the Record Date, there were 587,136 shares of WRB’s common stock issued and outstanding.

10.   How can I vote my shares without attending the annual meeting?

Whether you hold shares directly or in “street name”, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

•	By Mail – You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.
•	By Internet – You may vote by internet by going to the following web site, following the instructions given and entering the requested information on your computer screen: http://proxy.ilstk.com.

Your vote by internet is valid as authorized by the Ohio General Corporation Law.

For shares held in “street name,” you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in some cases, submit voting instructions by telephone or the internet. If you provide specific voting instructions by mail, telephone, or internet, your broker or nominee will vote your shares as you have directed. Under NYSE Rule 452, brokers are no longer allowed to vote uninstructed shares.

11.   How can I vote my shares in person at the annual meeting?

You can vote shares held in your name as the shareholder of record, in person at the annual meeting. If your shares are held beneficially in street name, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the annual meeting, you should submit your proxy or voting instructions now, so that your vote will be counted if you later decide not to attend the meeting.

12.   How can I change my vote?

You may change your vote at any time prior to the vote at the annual meeting. You can change your vote by: (i) filing written notice with the Secretary of the Company at the address above; (ii) submitting a properly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy. Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments of the meeting.

13.   What is the deadline to vote my shares?

Your proxy must be received before the polls close at the annual meeting. If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

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14.   How are votes counted?

For the election of directors, you may vote “FOR” each of the nominees or “WITHHOLD” your vote for any or all of the nominees. Under Ohio law, directors are elected by a plurality, so the three nominees who receive the largest number of votes cast “FOR” will be elected as directors if a quorum is present. Assuming the presence of a quorum, shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

Each share of common stock is entitled to one vote on all matters. Shareholders do not have the right to cumulate their votes in the election of directors.

In connection with the proposed advisory votes on executive compensation (Proposal 2) and the appointment of the independent auditor for the 2012 fiscal year (Proposal 3), you may vote “FOR”, “AGAINST” or “ABSTAIN”. The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock is required to approve Proposals 2 and 3, both of which are non-binding advisory votes. An abstention is not a “vote cast.” Abstentions from voting and broker non-votes, if any, on Proposals 2 and 3 are not treated as votes cast and, therefore, will have no effect on the outcome of the passage of the Proposals.

If you sign and return the proxy card without providing specific voting instructions, each proxy will be voted as recommended by the Board, “FOR” each of the nominees for director and "FOR" the proposed advisory votes on executive compensation and the appointment of the independent auditor, and at the discretion of the proxy committee regarding any other matters which may properly come before the meeting.

15.   How many votes need to be represented at the meeting to have a quorum?

A quorum exists when a majority of the shares entitled to vote are represented at the Annual Meeting in person or by proxy. Abstentions, which include shares present at the meeting in person or proxy and otherwise entitled to vote, but which are not affirmatively cast with respect to a particular proposal, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjournment of the meeting unless a new record date is or must be set for the adjourned meeting.

In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

16.   What happens if additional matters are presented at the annual meeting?

At this time, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. If there is any other matter properly presented for a vote at the meeting, if you have submitted your proxy, the persons named as proxies on the enclosed form of proxy, Roland H. Bauer and Cynthia A. Mahl (or their substitutes), will vote with respect to any such matters in accordance with their best judgment.

17.   Where will I be able to find the voting results?

Preliminary results will be announced at the annual meeting. Final results will be reported to the Securities Exchange Commission on a Current Report on Form 8-K within four business days after the meeting.

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18.   What is the deadline to propose actions for consideration at next year’s annual meeting?

Any shareholder of the Company may submit a proposal to be included in next year’s Proxy Statement and acted upon at the Annual Meeting of the Company to be held in 2013. For a proposal to be considered for inclusion in WRB’s proxy statement for the annual meeting next year, the Corporate Secretary must receive the proposal at the principal executive offices of the Company, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585, prior to the close of business on December 13, 2012. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Proposals from shareholders for next year’s Annual Meeting received by the Company after February 26, 2013 will be considered untimely. If notice is not timely, the persons named in the Company's proxy for the 2013 Annual Meeting will be allowed to exercise their discretionary authority to vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors. The Company also retains its authority to discretionarily vote proxies with respect to shareholder proposals received by the Company after December 13, 2012 but prior to February 26, 2013 under certain circumstances.

19.   How can a shareholder nominate an individual to serve as a director?

The Company’s Code of Regulations establishes advance notice procedures for the nomination of candidates for election as directors, other than by or at the direction of the Board of Directors. To make a director nomination at a shareholder meeting you must notify the Company not more than 50 nor fewer than 14 days in advance of the meeting, unless the Company provides shareholders less than 21 days notice of the meeting, in which case you must notify the Company of the nomination not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Company’s Code of Regulations. Any shareholder who wishes to nominate an individual for election to the Board of Directors should obtain a copy of the Code of Regulations by writing to the Secretary of the Company at the principal executive offices of the Company. Submitting a nomination in this manner in no way requires the Company to provide a spot for your candidate on its form of proxy, unless the Board of Directors determines in its unilateral discretion to nominate your candidate for election to the Board.

20.   Who can I contact if I have other questions?

If you have any questions about the annual meeting, how to vote or revoke your proxy, or need additional copies of the proxy statement or voting materials, contact us at:

Western Reserve Bancorp, Inc.

ATTN: Mrs. Cynthia A. Mahl

4015 Medina Road

P.O. Box 585

Medina, OH 44258-0585

(330) 764-3131

(866) 633-4622

cmahl@westernreservebank.com

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

As a matter of good business practices and in accordance with the provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ, the Board of Directors of Western Reserve Bancorp has adopted charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Company because it is not listed on NASDAQ, the Company decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Company operates in a transparent and ethical manner.

The charters for these Board committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors. The members of each of these three committees are currently and, under the terms of the respective charters, will continue to be “independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, all current members of the Board of Directors are independent, with the exception of Edward McKeon, the Company’s President and CEO, and P.M. Jones, who is Chairman of the Board of the Company and is employed by the Bank to assist with business development.

Additionally, the Board of Directors has adopted a Code of Ethics and Business Conduct (the "Code"). While Sarbanes-Oxley mandated the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Company's Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Company and the Bank. The administration of the Code has been delegated to the Nominating and Governance Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company maintains sound corporate governance practices in the future.

Copies of the Company's Code of Ethics, Audit Committee Charter, Compensation Committee Charter, and Nominating and Governance Committee Charter are available for viewing on the Company’s website, www.westernreservebank.com. Alternatively, a copy of each of these documents is available to any shareholder free of charge upon written request to Mrs. Cynthia A. Mahl, Executive Vice President, Chief Financial Officer and Secretary, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.

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Board Structure and Committees

The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The Company's Board of Directors met twelve times during 2011.

The Company is the parent holding company of Western Reserve Bank (the “Bank”), an Ohio state-chartered commercial bank having the same principal office address as the Company. The Company’s only subsidiary and only significant asset is the Bank. The Board of Directors of the Bank met twelve times for regularly scheduled meetings during 2011. Each member of the Board of Directors of the Company is also a member of the Board of the Bank.

The Board of Directors of the Company currently has standing Audit, Compensation, Nominating and Governance, Loan Review and Executive Committees. During 2011, each member of the Board of Directors attended at least 75% of the meetings of the Board and the following Company committees of which he was a member.

Name of Director	Audit	Compensation	Nominating and Governance	Loan Review	Executive	Board Loan (1)
P.M. Jones, Chairman of the Board					X	X
Roland H. Bauer	X	X		X
Mark C. J. Davey (2)						X
Bijay K. Jayaswal, M.D. (3)			X		X
Ray E. Laribee		X	X			Chair
C. Richard Lynham	Chair		X	X
Edward J. McKeon, President & CEO					X	X
R. Hal Nichols		Chair		Chair
Rory H. O’Neil		X	Chair		Chair	X
Glenn M. Smith	X					X
Thomas A. Tubbs	X	X				X
Number of Meetings in 2011	5	5	3	5	0	35

(1)  The Board Loan Committee is a Committee of the Bank, not of the Company.

(2)  Mr. Davey accepted his appointment to the Board of the Company and the Bank on June 22, 2011, and was

appointed to the Bank’s Board Loan Committee on August 18, 2011.

(3)  Dr. Jayaswal retired from the Board of the Company and the Bank on January 20, 2011.

Audit Committee

Under the Audit Committee Charter, the Audit Committee appoints the independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, reviews and approves the annual financial statements and reviews the CEO’s and Board’s expenses for appropriateness. The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

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In the opinion of the Company’s Board, Directors Lynham, Bauer, Smith and Tubbs do not have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of the Company or the Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of the Company or the Bank. In determining the independence of the members of the Audit Committee, the Board of Directors has reviewed and complied with the Company’s Audit Charter, as revised. The Audit Charter provides that the Company shall determine “independence” in accordance with the definition of “Independent Director” the NASDAQ Listing Standards. Further, the Board of Directors has determined that C. Richard Lynham, Chairman of the Audit Committee, is a “financial expert” as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed above.

The Audit Committee Report is included in this proxy statement beginning on page 23.

Compensation Committee

This committee reviews executive and director compensation arrangements and benefits. In this respect, the duties of the Compensation Committee generally include:

•	Reviewing and evaluating the Chief Executive Officer’s and senior management’s performance, in light of goals and objectives set by the Board and the Compensation Committee that include Western Reserve Bancorp, Inc.’s performance and return to shareholders;
•	Setting the Chief Executive Officer’s compensation and approving senior management’s compensation based upon performance;
•	Considering and making recommendations to the Board of Directors on matters relating to organization and succession of senior management;
•	Evaluating and establishing director compensation;
•	Making recommendations to the Board of Directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans; and
•	Administering incentive, deferred compensation, and equity-based plans.

The Compensation Committee has the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors’ fees and retention terms. The Compensation Committee is comprised entirely of independent directors pursuant to NASDAQ Listing Standards.

In addition, in 2009 the Company accepted funds from the United States Department of the Treasury (“UST”) under the Capital Purchase Program (“CPP”) implemented under the Troubled Asset Repurchase Program (“TARP”). As a consequence, the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”), require the Company to adopt certain standards for executive compensation and corporate governance, which standards must remain in place for the period during which the UST holds any equity issued under the Capital Purchase Program. Section 111 of EESA mandates specific requirements applicable to a participant’s Compensation Committee during the TARP period, which include requirements for the Compensation Committee to:

•	Discuss, evaluate, and review at least every six months with the participant's senior risk officers, the company’s compensation plans to ensure that such plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the company;
•	Discuss, evaluate, and review at least every six months the employee compensation plans of the company to ensure that they do not encourage the manipulation of reported earnings of the company to enhance the compensation of any of its employees; and
•	Certify the completion of these reviews to the company’s primary federal regulator.

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Loan Review Committee

The Loan Review Committee is responsible for engaging an outside loan review consulting firm and reviewing the results of the consultant’s work. The Loan Review Committee also reviews the Bank’s Allowance for Loan and Lease Losses (“ALLL”) methodology and adequacy at least quarterly.

In addition, the Bank has a Board Loan Committee responsible for overseeing all lending activities of the Bank.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include providing assistance to the Board of Directors regarding director nominations, director appointments and corporate governance. The Nominating and Governance Committee also evaluates and recommends to the Board of Directors nominees for election by shareholders. All of the members of the Nominating and Governance Committee are independent pursuant to NASDAQ Listing Standards.

Executive Committee

The Executive Committee was formed to address issues that require Board attention between regularly scheduled Board meetings.

Risk Oversight

The Board of Directors maintains responsibility for oversight in certain key areas of risk.  A clear understanding and working knowledge of the material risks inherent to the Company’s activities is an absolute necessity.  Material risks routinely monitored by the Board, or a specific committee of the Board, as the case may be, include: market risk; credit risk; compensation risk and compliance risk. A brief description of the Board’s function in monitoring these risks follows below.

Market Risk: Market risk is the exposure to loss resulting from changes in interest rates and equity prices. The primary market risk to which the Company is subject is interest rate risk. The majority of the Company’s interest rate risk arises from the instruments, positions and transactions entered into for purposes other than trading such as loans, available for sale securities, interest bearing deposits, short term borrowings and long term borrowings. Interest rate risk occurs when interest bearing assets and liabilities reprice at different times as market interest rates change.

The Board has constituted an Asset/Liability Committee comprised exclusively of senior executive officers (the “ALCO Committee”), which has been charged with the monthly and quarterly monitoring of interest rate risk, including monitoring the effectiveness of the processes and control procedures used by the Bank to monitor the relative mix of assets and liabilities. The principal components of asset/liability management include, but are not limited to liquidity planning, capital planning, gap management and spread management. The ALCO Committee submits a report of its monthly and quarterly findings to the full Board of Directors.

Credit Risk: The risk of nonpayment of loans, or credit risk, is inherent in commercial banking. The Board has appointed a Loan Review Committee which maintains responsibility for engaging an outside loan review consulting firm and reviewing the results of the consultant’s work. In addition, the Board of Directors of the Bank has appointed a Board Loan Committee responsible for overseeing all lending activities of the Bank, which includes approving all loan relationships in excess of the dollar amount set from time to time by the Board in the Loan Policy, reviewing all classified loans, monitoring the concentration of the Bank’s loans within specific industries and monitoring the Bank’s loan application and approval procedures.

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Compliance Risk:  The banking industry is heavily regulated, and the activities and operations of the Bank are subject to a number of detailed, complex and sometimes overlapping laws and regulations. The Board, through its Audit Committee, is also responsible for overseeing the Bank’s compliance with these various laws and regulations, which include, without limitation, state usury and consumer credit laws, the Federal Truth-in-Lending Act (Regulation Z), the Federal Equal Credit Opportunity Act (Regulation B), the Fair Credit Reporting Act (Regulation V), the Truth in Savings Act (Regulation DD), the Community Reinvestment Act (Regulation BB), the Bank Secrecy Act, anti-redlining legislation and antitrust laws. As part of this process, the Audit Committee also monitors the effectiveness of the internal controls implemented to safeguard against operational risks, including, but not limited to, data processing system failures and errors, customer or employee fraud and catastrophic failures resulting from terrorist acts or natural disasters. As discussed above, in connection with the monitoring of compliance risk, the Compensation Committee is responsible for confirming that the Company properly enforces the standards for executive compensation and corporate governance as required by EESA so long as the Company continues to participate in the CPP.

Executive Sessions

The Board typically meets in executive session without members of management present as a part of each meeting of the Board of Directors.

Nominations for Members of the Board of Directors

As noted above under "Corporate Governance," the Company has established a Nominating and Governance Committee. While the Nominating and Governance Committee will consider nominating persons recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any written procedures for this purpose. The Committee has determined that based upon the Company’s size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required. However, shareholders may also nominate persons for election to the Board of Directors by following the procedures contained in the Company's Code of Regulations. These procedures are discussed more thoroughly in this proxy statement in answer to Question 19 on page 5. The identification and evaluation of all candidates for nominee to the Board of Directors are undertaken on an ad hoc basis within the context of the Company's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the Committee considers a variety of factors, including the candidate’s integrity, independence, qualifications, skills, experience (including experience in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time. Any recommendations for nomination to the Board should be addressed to the Chairman of the Nominating and Governance Committee, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.

As currently comprised, the Board of Directors is a diverse group of individuals who are drawn from various market sectors and industry groups with a presence in the Company’s markets. Board members are individuals with knowledge and experience who serve and represent the Company’s geographic footprint. Current board representation by outside directors includes individuals with varied backgrounds including leasing, corporate management, law, manufacturing, bank management and regulation, real estate, small business and insurance.

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Communications with the Board

The Board of Directors has designated the Nominating and Governance Committee to receive, review and respond to, as appropriate, communications concerning the Company from employees, officers, shareholders and other interested parties that such parties would like to address to non-management members of the Board of Directors. Interested parties who want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Nominating and Governance Committee, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585.

The Audit Committee of the Board of Directors has also established “whistleblower” procedures to provide a means for employees and others to raise concerns about serious matters, such as actions that are unlawful, that are not in line with company policy (including the Code of Ethics and Business Conduct), that may lead to incorrect financial reporting, or that otherwise amount to serious improper conduct.

Annual Meeting Attendance

The Board of Directors of the Company has adopted a resolution stating that it is expected that all members of the Board of Directors attend the Annual Meeting of Shareholders. All of the members of the Board of Directors attended the 2011 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

During 2011, Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors. However, its subsidiary, Western Reserve Bank, paid each non-officer director $400 per Board or Audit Committee meeting attended, and $250 per other Committee meeting attended. Additionally, the Chairman of the Board was paid a Chairman’s fee of $200 per Board meeting attended, and the Chairman of the Audit Committee received a Chairman’s fee of $100 per Audit Committee meeting attended. Directors are paid half of the normal meeting fee if they attend telephonically. In 2011, no other fees or retainers were paid to the non-officer directors. All of the directors and executive officers of the Company hold similar positions as directors and officers of the Bank.

In addition to serving as a director of the Company and the Bank, P.M. Jones, Chairman of the Board of Directors, was retained by the Bank to assist in business development efforts for the Bank. Mr. Jones was paid an annual salary of $23,000 for providing such services to the Bank in 2011. In September 2000 the Ohio Division of Financial Institutions approved this employment relationship between Mr. Jones and the Bank.

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The following table provides information on compensation for directors, other than Edward J. McKeon, the President and CEO of the Company, who served on the Board in 2011.

Name of Director	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
P.M. Jones,
Chairman of the Board	$15,325	$23,600	(1)	$38,925
Roland H. Bauer	8,200	0		8,200
Mark C. J. Davey (2)	4,350	0		4,350
Bijay K. Jayaswal, M.D. (3)	400	0		400
Ray E. Laribee	14,175	0		14,175
C. Richard Lynham	8,775	0		8,775
R. Hal Nichols	7,175	0		7,175
Rory H. O’Neil	14,550	0		14,550
Glenn M. Smith	13,875	0		13,875
Thomas A. Tubbs	14,950	0		14,950

(1)	All other compensation for Mr. Jones includes $23,000 paid to him in connection with his employment by the Bank as a business development consultant and $600 for the Company’s match to Mr. Jones’ contributions to his 401(k) Retirement Plan account.
(2)	Mr. Davey accepted his appointment to the Board of the Company and the Bank on June 22, 2011, and was appointed to the Bank’s Board Loan Committee on August 18, 2011.
(3)	Dr. Jayaswal retired from the Boards of the Company and the Bank on January 20, 2011.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

Proposal 1: Election of Directors

Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect three (3) directors to serve in Class III, each of whom will serve until the Annual Meeting in 2015 or until a successor has been elected and qualified. Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor of the election of the three nominees listed below. Each nominee is presently serving as a director of the Company. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to serve. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company’s Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

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The names of the nominees for director of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table. Due to the retirement from the Board of Directors of Bijay K. Jayaswal, M.D. in January 2011 after reaching the retirement age of 72, there is a vacancy in Class I of the Board of Directors. The Nominating and Governance Committee of the Board is reviewing possible candidates to fill this vacancy. Because no Class I directors are to be elected at this year’s annual meeting, no nomination for this vacancy is appropriate at this time. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

CLASS III: NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2015:

Name	Age	Length of Service on the Board	Principal Occupation for the Past Five Years (1)
Mark C. J. Davey	50	Director since 2011	Mr. Davey has been the President and Owner of Stress Analysis Services, Inc. of Bath, Ohio since 1994.
Glenn M. Smith	70	Director since 1997	Mr. Smith, retired, was the President of Smith Bros., Inc., a landscape materials supplier in Medina, Ohio.
Thomas A. Tubbs	70	Director since 1997

Mr. Tubbs is a bank executive benefits consultant. From 2007 through 2009, he was a regional director for Executive Benefit Services, Inc. (EBS), a bank consulting firm in Birmingham, Alabama. From 2005 to 2006, Mr. Tubbs was a member of The Todd Organization, as well as Chief Executive Officer of Tubbs Financial, an insurance and financial services firm in Akron, Ohio.

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CLASS I: CONTINUING DIRECTORS WHOSE TERMS WILL END IN 2013:

Name	Age	Length of Service on the Board	Principal Occupation for the Past Five Years (1)
Roland H. Bauer	58	Director since 2000	Mr. Bauer is the President and a Director of The Cypress Companies, Inc., an Akron, Ohio based diversified manufacturing company.
P.M. Jones	82	Director since 1997

Mr. Jones has been Chairman of the Board of Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank since the inception of the companies. Mr. Jones was owner and President of Transport Corporation, Inc. (TCI) from 1959 through 1999. From 1999 through mid-2002, Mr. Jones served as Vice President of TCI.

Ray E. Laribee	69	Director since 1997	Mr. Laribee is an attorney in the firm of Laribee & Hertrick in Medina, Ohio.

CLASS II: CONTINUING DIRECTORS WHOSE TERMS WILL END IN 2014:

Name	Age	Length of Service on the Board	Principal Occupation for the Past Five Years (1)
C. Richard Lynham	70	Director since 1997	Mr. Lynham is the Owner and Chairman of the Board of Harbor Castings, Inc., which owns investment castings foundries located in North Canton, Ohio and Muskegon Heights, Michigan.
Edward J. McKeon	66	Director since 1997	Mr. McKeon is the President and Chief Executive Officer of Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank.
R. Hal Nichols	69	Director since 1997	Mr. Nichols is the Chairman of Austin Associates, LLC, a financial institution consulting firm in Toledo, Ohio.
Rory H. O’Neil	68	Director since 1997	Mr. O’Neil is the President of Quetzal Corp., a residential land development company in Westfield Center, Ohio.

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

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Proposal 2: Advisory Vote on Executive Compensation

We have included this proposal in our proxy statement pursuant to the requirements of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”). Under EESA, your vote is advisory and will not be binding upon our Board. However, this proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the Shareholders approve the compensation of the Company’s executives, as described in the section of this Proxy Statement captioned “EXECUTIVE COMPENSATION,” including all related tabular and narrative disclosure, beginning on page 19 of this Proxy Statement and ending on page 23.

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. At last year’s annual meeting, over 92.4% of the shares voted approved of the Company’s executive compensation to its executives. The Board believes this is a strong endorsement of the approach taken in regard to executive compensation. In 2010, the Compensation Committee and the Board instituted a salary freeze for the executive officers. In 2011, the Compensation Committee continued a conservative approach with respect to the compensation of executive officers, providing only modest salary increases for Mr. Harr and Mrs. Mahl, and no increase for Mr. McKeon. The Compensation Committee has determined that the compensation structure in place for Executive Officers is effective and appropriate, and recommends that you vote in favor of this advisory proposal.

Proxies in the form solicited hereby which are returned to the Company will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, and assuming a quorum is present, the affirmative vote of a majority of the votes actually cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Shares which are present at the meeting but not cast for or against this proposal, such as abstentions, will have no effect on the outcome.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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Proposal 3: Advisory Vote on the Appointment of the Independent

Registered Public Accounting Firm

The Audit Committee of the Board of Directors proposes and recommends that the shareholders approve the selection by the Committee of the firm of Crowe Horwath LLP (“Crowe”) to serve as the Company’s independent registered public accounting firm for the 2012 fiscal year. The firm has served as independent auditors for the Company since 1997. Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution approving Crowe as the Company’s independent registered public accounting firm is rejected by the shareholders then the Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Proxies in the form solicited hereby which are returned to the Company will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, and assuming a quorum is present, the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the appointment of Crowe. Shares which are present at the meeting but not cast for or against this proposal, such as abstentions, will have no effect on the outcome.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE NON-BINDING ADVISORY PROPOSAL ON THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Beneficial Ownership

Persons and groups owning in excess of five percent (5%) of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

As of March 29, 2012, two shareholders were known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share.

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class
Edward J. McKeon	44,978 shares (1)	7.17%
4015 Medina Road
Medina, OH 44256

James P. McCready	31,675 shares (2)	5.39%
670 W. Market Street
Akron, OH 44308

(1)	Includes 40,076 options exercisable within 60 days.
(2)	Includes 30,050 shares held in the James P. McCready-Medina Trust, R.H. Bauer, Trustee, and 1,625 shares held by Mr. McCready outside of the Trust.

Directors and Executive Officers

The following table shows the number of shares beneficially owned by the Directors and Executive Officers of the Company as of March 29, 2012.

Name	Shares of Stock Beneficially Owned as of March 29, 2012 and Nature of Beneficial Ownership (1)		Percentage of Common Stock (no par value) Outstanding
Roland H. Bauer	3,832	Direct	5.97%
	1,250	Vested Options
	30,050	As Trustee (2)
	35,132

Mark C. J. Davey	2,000	Direct	1.17%
	4,881	As Trustee
	6,881

P.M. Jones	7,551	Direct	2.25%
	5,000	Vested Options
	793	By Spouse
	13,344

Ray E. Laribee	7,971	Direct (3)	1.82%
	2,750	Vested Options
	10,721

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Name	Shares of Stock Beneficially Owned as of March 29, 2012 and Nature of Beneficial Ownership (1)		Percentage of Common Stock (no par value) Outstanding
C. Richard Lynham	3,124	Direct	1.58%
	6,250	Vested Options
	9,374

Edward J. McKeon	4,376	Direct	7.17%
	526	Joint with Spouse
	40,076	Vested Options
	44,978

R. Hal Nichols	8,500	Direct	2.70%
	6,250	Vested Options
	1,250	By Spouse
	16,000

Rory H. O’Neil	17,668	Direct	4.97%
	3,250	Vested Options
	7,937	By Spouse
	500	Spouse as Trustee
	29,355

Glenn M. Smith	19,309	Direct	4.93%
	5,624	Joint with Brother
	4,250	Vested Options
	29,183

Thomas A. Tubbs	12,500	As Trustee	3.16%
	6,250	Vested Options
	18,750

Brian K. Harr	209	Direct	1.24%
	7,187	Vested Options
	7,396

Cynthia A. Mahl	1,062	Joint with Spouse	1.39%
	7,187	Vested Options
	8,249

All directors and executive officers as a group (12 persons)	199,313 (4)(5)		29.45%

(1)	Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.
(2)	Represents shares owned by the James P. McCready—Medina Trust of which Mr. Bauer is the sole trustee. Under the terms of the trust, Mr. Bauer possesses sole voting and dispositive power over the shares, but otherwise disclaims beneficial ownership of such shares. Without such shares, Mr. Bauer’s percentage of common stock outstanding would be 0.86%.
(3)	Mr. Laribee has pledged 6,450 shares to secure borrowings from an unaffiliated financial institution.
(4)	Includes 89,700 shares that represent options exercisable within 60 days.
(5)	Excludes 30,050 shares owned by the James P. McCready—Medina Trust, of which shares Mr. Bauer disclaims beneficial ownership.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2011 all Section 16(a) filing requirements applicable to its officers and Directors were met.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses information concerning the compensation awarded or paid to, or earned by, Mr. McKeon as the principal executive officer and Mr. Harr and Mrs. Mahl as the two other most highly compensated executive officers of the Company, during 2011 and 2010. Mr. McKeon, Mr. Harr and Mrs. Mahl are at times collectively referred to below as the “named executive officers.”

				Option	All Other
Name, Age and		Salary	Bonus	Awards	Compensation		Total
Principal Position (1)	Year	($) (2)	($) (3)	($)	($)		($)
Edward J. McKeon	2011	$182,000	$0	$0	$ 7,159	(4)	$189,159
President and Chief	2010	182,000	0	0	10,708		192,708
Executive Officer
(age 66)
Brian K. Harr,	2011	124,634	10,000	0	3,634	(5)	138,268
Executive Vice President	2010	123,400	0	0	6,002		129,402
and Chief Lending Officer
(age 48)
Cynthia A. Mahl,	2011	119,269	10,000	0	3,640	(6)	132,909
Executive Vice President,	2010	117,700	0	0	8,325		126,025
Chief Financial Officer,
Secretary and Treasurer
(age 52)

(1)	Mr. McKeon has held this position since 1997. Mr. Harr and Mrs. Mahl have been in their positions since 1998; both were promoted from Senior Vice President to Executive Vice President in November, 2008.
(2)	Salary represents base salary earned, including amounts deferred under the 401(k) Retirement Plan.
(3)	Bonuses were accrued and earned in 2011, and paid in February 2012.
(4)	The 2011 amount represents $5,284 for the Company’s matching contributions to Mr. McKeon’s 401(k) Retirement Plan account and $1,874 for the Company’s payment for term life insurance policies on Mr. McKeon’s behalf. The 2010 amount represents $5,334 for the Company’s matching contributions to Mr. McKeon’s 401(k) Retirement Plan account, $1,874 for the Company’s payment for term life insurance policies on Mr. McKeon’s behalf, and $3,500 paid to Mr. McKeon for unused vacation time. In addition, Mr. McKeon received certain perquisites in 2011 and 2010 but the incremental cost of providing such perquisites did not exceed $10,000.
(5)	The 2011 amount represents the Company’s matching contributions to Mr. Harr’s 401(k) Retirement Plan account. The 2010 amount represents $3,628 for the Company’s matching contributions to Mr. Harr’s 401(k) Retirement Plan account and $2,373 paid to Mr. Harr for unused vacation time. In addition, Mr. Harr received certain perquisites in 2011 and 2010 but the incremental cost of providing such perquisites did not exceed $10,000.
(6)	The 2011 amount represents the Company’s matching contributions to Mrs. Mahl’s 401(k) Retirement Plan account. The 2010 amount represents $3,798 for the Company’s matching contributions to Mrs. Mahl’s 401(k) Retirement Plan account and $4,527 paid to Mrs. Mahl for unused vacation time. In addition, Mrs. Mahl received certain perquisites in 2011 and 2010 but the incremental cost of providing such perquisites did not exceed $10,000.

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There were no stock awards, option awards, non-equity incentive plan compensation or nonqualified deferred compensation earned by any named executive officer in 2011 or 2010.

The Company has maintained the Western Reserve Bancorp, Inc. and Western Reserve Bank Senior Executive Incentive Compensation Plan (the “Executive Incentive Plan”). The Executive Incentive Plan (and a comparable plan for all other employees) provided compensation to all employees of the Company based upon the Company’s performance, recognizing that different groups of employees may have a different impact on various aspects of the Company’s success. The plan provides for varying bonus percentages in relation to base compensation. No amounts were earned by the named executive officers under the Executive Incentive Plan in 2011 or 2010, as the Plan was suspended for both years.

The Company also maintains a 401(k) plan for the benefit of all of its employees, including the named executive officers. For all employees of the Bank who have been employed by the Bank for at least one month, the Bank matches the individual employee’s contribution to the plan at fifty percent (50%) of the first six percent (6%) of the employee’s compensation. Amounts paid by the Bank as a match to the named executive officers’ contributions are included in the Summary Compensation table above under the “All Other Compensation” column.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock options granted to the named executive officers under the Company’s 1998 Long Term Incentive Plan. The Plan, by its terms, did not permit new grants more than 10 years after commencement of the Plan, so that no new grants have been or will be made under the plan after 2008. No options or other stock grants were issued to any of the named executive officers in 2011. Currently, the Company has no Equity-Based Incentive Plans.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options
Name and Principal	(#)	(#)	Option Exercise	Option Expiration
Position	Exercisable	Unexercisable	Price ($)	Date
Edward J. McKeon	28,055 (1)	0	$16.00	October 31, 2013
President and	4,007 (1)		25.60	October 31, 2013
Chief Executive Officer	4,007 (1)		28.80	October 31, 2013
	4,007 (1)		32.00	October 31, 2013
Brian K. Harr,	6,250 (1)	0	16.00	October 31, 2013
Executive Vice President	937 (2)		16.80	February 14, 2015
and Chief Lending Officer
Cynthia A. Mahl	6,250 (1)	0	16.00	October 31, 2013
Executive Vice President, Chief Financial Officer, Secretary and Treasurer	937 (2)		16.80	February 14, 2015

(1)	Fully vested on November 1, 2001.
(2)	Fully vested on February 15, 2003.

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Employment Agreements/Change in Control Agreements/

Supplemental Executive Retirement Agreements

Employment Agreement with Mr. McKeon

The Company entered into an employment agreement with Edward J. McKeon on August 19, 2011, superseding the prior contract with Mr. McKeon. The agreement has a term ending on October 1, 2013, subject to earlier termination as set forth in the agreement. The agreement sets forth an annual base salary of $182,000 per year, subject to adjustment of such amount upon the mutual consent of the Company and Mr. McKeon. Under the terms of the agreement, Mr. McKeon also is entitled to participate in any incentive, employee benefit and health and welfare plans administered or under the direction of the Company or the Bank, subject to the terms and conditions of such plans. In addition, the employment agreement provides for fringe benefits for Mr. McKeon including health, life and disability insurance, use of a company automobile, vacation, and the reimbursement of appropriate business expenses. Further, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without “cause” (as defined in the agreement), the Company will be responsible for payment of the lesser of one times his then current base pay or, if the remaining term of the agreement is less than 12 months, an amount equal to one-twelfth of his then current base pay times the number of months remaining in the term of the agreement. The agreement also provides that the Company will pay the cost of health insurance available under COBRA for Mr. McKeon and his eligible dependents in the event that the agreement is terminated other than at the expiration of its term, for cause or voluntarily by Mr. McKeon, until Mr. McKeon becomes enrolled in another health care plan or until the applicable period under COBRA expires.

The agreement provides that the Company may terminate Mr. McKeon for cause with no obligation to him after the date of termination. The agreement contains a provision intended to protect Mr. McKeon in the event that there is a “change in control,” as defined in the agreement, in the Company. In the event of a change in control, in which Mr. McKeon is discharged or his position with the Company is significantly altered, the Company is obligated to pay Mr. McKeon one times his then current base pay. The Board believes that this type of provision is appropriate to maintain Mr. McKeon in the employ of the Company and the Bank and to have him evaluate any proposed transaction in an objective manner for the benefit of the shareholders without concern for his personal situation. The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of his employment for any reason.

Please see the discussion entitled “Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA” below for additional information about amendments to Mr. McKeon’s Employment Agreement during 2009, which amendments are incorporated into his current Employment Agreement.

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Change in Control Agreements with Mr. Harr and Mrs. Mahl

The Company entered into agreements with Brian K. Harr, Executive Vice President and Chief Lending Officer, and Cynthia A. Mahl, Executive Vice President and Chief Financial Officer, in June 2001, which agreements were amended in February 2002. These agreements provide that in the event of termination of Mr. Harr or Mrs. Mahl without “cause,” as defined in the agreement, or if either Mr. Harr or Mrs. Mahl leaves the company as a result of a material adverse change in their employment duties, the Company will pay Mr. Harr or Mrs. Mahl, as the case may be, a lump sum payment equal to one year of compensation. In the event Mr. Harr or Mrs. Mahl is discharged in connection with a “change in control,” as defined in the agreement, or resigns as a result of a material adverse change in their employment duties after a change in control, Mr. Harr or Mrs. Mahl, as the case may be, is entitled to receive payments equal to two years of compensation. The agreements contain a noncompetition and nonsolicitation provision that prohibits Mr. Harr and Mrs. Mahl from engaging in competitive activities while employed by the Company and for a period of two years following his or her termination; provided, however, that if terminated for cause, the restricted period shall equal one year, or such longer period as benefits are being paid under the agreement or the Company’s severance policy. The agreements also contain a provision to protect against the inappropriate disclosure of confidential information of the Company by either Mr. Harr or Mrs. Mahl.

Please see the discussion entitled “Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA” below for additional information about amendments to Mr. Harr’s and Mrs. Mahl’s Change in Control Agreements during 2009.

Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA

As noted above, the Company accepted funds from the UST under the CPP. As a consequence, the provisions of Section 111 of EESA, as amended by ARRA, prohibit certain forms of compensation for executive officers during the period in which the Company is a participant in the CPP (“the CPP period”). These compensation prohibitions generally apply to the chief executive officer, chief financial officer, plus the next three most highly compensated executive officers. Participating institutions must implement certain compensation practices including: (1) requiring a recovery of any bonus or incentive compensation paid to a senior executive officer based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate (a “clawback” policy); (2) prohibiting any “golden parachute payment” to a senior executive officer, which is defined to be any payment for departure from a company for any reason; and (3) not paying or accruing any bonus, retention award or incentive compensation for the Company’s most highly compensated officer.

On November 19, 2009, the Company’s Board of Directors, upon the report and recommendation of the Compensation Committee of the Board, approved certain amendments to the compensation arrangements of certain senior officers of Western Reserve Bancorp, Inc. and Western Reserve Bank to bring them into compliance with EESA restrictions. These changes were made in accordance with the requirements of EESA and rules issued by the UST that apply to executive compensation and corporate governance. A general description of these changes follows below.

The Executive Incentive Plan was amended to include a provision excluding the Company’s most-highly compensated employee from participation in this or any other bonus or incentive plan and a provision that if any payment made under the Plan is later found to have been based on materially inaccurate financial statements or performance criteria, any person receiving such payment must promptly repay it to the Company (the so-called “clawback” provision). As noted above, the Executive Incentive Plan was suspended in 2011 and 2010.

The Board of Directors also amended the Employment Agreements of Edward J. McKeon (President and Chief Executive Officer), Brian K. Harr (Executive Vice President and Chief Lending Officer), and Cynthia A. Mahl (Executive Vice President and Chief Financial Officer). The amendments specify that payment of any “golden parachute” (or similar payment, as defined in the U.S. Treasury rules) is prohibited during the CPP period. The Amendment also requires the executive to agree to the “clawback” of any bonus or incentive compensation payment that is later found to have been made based on materially inaccurate financial statements or performance criteria.

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Supplemental Executive Retirement Plans for Messrs. McKeon and Harr and Mrs. Mahl

In 2003, the Bank adopted a Supplemental Executive Retirement Plan (the “Plan”) for Edward McKeon, the Chief Executive Officer of the Company and the Bank. Under the terms of the Plan, Mr. McKeon will be paid an annual benefit of 20 percent of his base salary for a period of ten years following his retirement at or after age 65 or upon the termination of his employment other than for “cause” as defined in the Plan. In 2006, the Board, upon the recommendation of the Compensation Committee, added Cynthia A. Mahl and Brian K. Harr to the Plan. Mrs. Mahl and Mr. Harr will be paid an annual benefit of 20 percent of her or his base salary for a period of ten years following her or his retirement at or after age 65 or upon termination of employment other than for “cause” as defined in the Plan. In addition, Mrs. Mahl and Mr. Harr will be vested in the Plan benefit at a rate of five percent (5%) per year, beginning in 2006. The Company accrues its projected obligation under this Plan and during 2011 recognized an expense of $60,573. Of this amount, $36,141 was attributable to Mr. McKeon, $11,989 to Mr. Harr, and $12,443 to Mrs. Mahl. As of December 31, 2011, the Company had recorded a total accrued liability of $353,670, of which $273,295 was with respect to Mr. McKeon, $38,712 to Mr. Harr and $41,663 to Mrs. Mahl.

In related transactions, in the second quarter of 2003 the Bank invested $500,000 in a single-premium cash-surrender value life insurance policy on the life of Mr. McKeon. In 2006, the Bank invested $250,000 in a single-premium cash-surrender value life insurance policy on the life Mrs. Mahl and $250,000 on the life of Mr. Harr. In 2008, the Bank invested an additional $500,000 in a single-premium cash-surrender value life insurance policy on the life of Mrs. Mahl and $500,000 on the life of Mr. Harr. Each executive is the named insured, and the Bank is the owner and sole beneficiary of each of the policies. This is a tax-advantaged investment in that the increases in the cash surrender value and the eventual death benefit under the policies are not taxable income to the Bank. In 2011, the Bank recorded income of $100,935 from these policies.

AUDIT COMMITTEE INFORMATION

Audit Committee Report

The Audit Committee has submitted the following report for inclusion in this proxy statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2011 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe Horwath LLP (“Crowe”), the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 and Article 2-07 of SEC Regulation S-X, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Crowe required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Crowe their independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Western Reserve Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,
C. Richard Lynham, Chairman
Roland Bauer, Glenn Smith and Thomas Tubbs

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This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

Information Concerning Independent Accountants

Independent Auditors for the Year Ending December 31, 2011. The Company’s independent auditor for the fiscal year ended December 31, 2011 was Crowe Horwath LLP (“Crowe”). Selection of auditors for 2012 is intended to be made at a future meeting of the Audit Committee of the Board of Directors of the Company. A representative of Crowe is expected to be present at the Annual Meeting of shareholders, with the opportunity to make statements if he or she so desires and to be available to respond to appropriate questions raised at the meeting.

Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe for the years ended December 31, 2011 and 2010 were as follows:

	Year ended	Year ended
	December 31, 2011	December 31, 2010
Audit Fees	$74,500	$71,000
Audit-Related Fees	0	9,827
Tax Fees	13,550	8,750
All Other Fees	0	0
Total Fees	$88,050	$89,577

“Audit Fees” include the fees paid to Crowe for the audit of the Company’s annual financial statements and Crowe’s review of financial statements included in the Company’s Forms 10-Q and Form 10-K. “Audit-Related Fees” in 2010 include fees paid to Crowe for additional services regarding the Company’s allowance for loan losses and related matters. “Tax Fees” include the fees paid for the preparation of the Company’s tax returns, as well as tax planning and compliance services.

Audit Committee Pre-Approval Policy. The Audit Committee pre-approves all services provided by Crowe.

Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Crowe are compatible with maintaining the auditor’s independence. None of the time devoted by Crowe on its engagement to audit the Company’s financial statements for the year ended December 31, 2011 is attributable to work performed by persons other than employees of Crowe.

Transactions With Related Persons, Promoters

and Certain Control Persons

During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company’s bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. The Company expects that similar transactions will occur in the future. Except for such transactions, no director, executive officer or beneficial owner of more than five percent of the Company’s outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than as described) with the Company during 2011, or proposes to engage in any transaction with the Company, in which the amount involved exceeds $120,000.

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DOCUMENTS INCORPORATED BY REFERENCE

The Company is incorporating by reference into this Proxy Statement the following items from its 2011 Annual Report to Shareholders which is being provided herewith:

•	Its audited consolidated financial statements meeting the requirements of SEC Regulation S-X; and
•	The portion of the Annual Report captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

By Order of the Board of Directors of

Western Reserve Bancorp, Inc.

/s/ P.M. Jones	/s/ Edward J. McKeon

P.M. Jones	Edward J. McKeon
Chairman of the Board	President and Chief Executive Officer

Medina, Ohio

March 30, 2012

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Map and Directions to Blue Heron Conference Center

Directions: From I-71, go West on Rt. 18 to River Styx Road.

Turn left (south) and go approximately 2 ½ miles to Rt. 162 (Sharon Copley Road).

Turn left, go about 400 ft., and turn left onto Blue Heron Trace.

The conference center is at the top of the hill on the left. If you need further directions, please call us at 330-764-3131.

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WESTERN RESERVE BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 17, 2012

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The proxy statement and the annual report to security holders are also available at http://www.westernreservebank.com/Proxy_Materials_2012.htm . The following items are available at the specified web site:

•	The proxy statement being issued in connection with the 2012 Annual Meeting of Shareholders;
•	The Company’s 2011 Annual Report to Shareholders; and
•	The form of proxy for use in connection with the 2012 Annual Meeting of Shareholders.

WESTERN RESERVE		THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
BANCORP, INC.
4015 Medina Road	PROXY	The undersigned hereby appoints Roland H. Bauer and Cynthia A. Mahl as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of stock of WESTERN RESERVE BANCORP, INC. held of record by the undersigned on March 29, 2012, at the Annual Meeting of Shareholders to be held on May 17, 2012, or any adjournment thereof.
P.O. Box 585
Medina, Ohio 44258-0585

1.	ELECTION OF THREE (3) CLASS III DIRECTORS:

Mark C. J. Davey	☐	FOR	☐	WITHHOLD
Glenn M. Smith	☐	FOR	☐	WITHHOLD
Thomas A. Tubbs	☐	FOR	☐	WITHHOLD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED ABOVE.

2.	ADVISORY PROPOSAL To APPROVE THE COMPENSATION OF THE COMPANY’s EXECUTIVES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

☐ FOR THE PROPOSAL

☐ AGAINST THE PROPOSAL

☐ ABSTAIN REGARDING THE PROPOSAL

(CONTINUED ON REVERSE)

3.	ADVISORY PROPOSAL TO APPROVE THE SELECTION OF THE FIRM OF CROWE HORWATH LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2012 FISCAL YEAR.

☐ FOR THE PROPOSAL

☐ AGAINST THE PROPOSAL

☐ ABSTAIN REGARDING THE PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.	PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title.	Signature

Joint Signature,
if appropriate
If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date:

☐ I (we) PLAN TO ATTEND the Annual Meeting of Shareholders at 9:00 a.m. on Thursday, May 17, 2012 at the Blue Heron Banquet and Conference Center.

Please indicate # of people attending:

☐ I (we) DO NOT plan to attend the Annual Meeting.

 (CONTINUED FROM REVERSE)